SECURITIES AND EXCHANGE COMMISSION

                   Washington, D.C. 20549


                          FORM 8-K


                       CURRENT REPORT

             PURSUANT TO SECTION 13 OR 15(d) OF
           THE SECURITIES AND EXCHANGE ACT OF 1934


 Date of Report (Date of Earliest Event Reported) September 28, 1999


        AEI REAL ESTATE FUND 85-A LIMITED PARTNERSHIP
   (Exact Name of Registrant as Specified in its Charter)

                     State of Minnesota
   (State or other Jurisdiction of Incorporation or Organization)




           0-14263                      41-1511293
   (Commission File Number)          (I.R.S. Employer
                                   Identification No.)


   1300 Minnesota World Trade Center, St. Paul, Minnesota 55101
          (Address of Principal Executive Offices)


                        (651) 227-7333
    (Registrant's telephone number, including area code)



    (Former name or former address, if changed since last report)



Item 2.   Acquisition or Disposition of Assets.

       On September 28, 1999, the Partnership purchased a newly constructed Marie Callender's restaurant in Gresham, Oregon from Marie Callender Pie Shops, Inc. The total cash purchase price of the land and building was approximately $1,620,000. Marie Callender Pie Shops, Inc. is not affiliated with the Partnership.

       The cash, used in purchasing the property, was from the proceeds of sale of properties.

Item 7. Financial Statements and Exhibits.

         (a) Financial statements  of  businesses  acquired.
             Not Applicable. Property was newly constructed.

         (b) A limited number of proforma adjustments are required to illustrate the effects of the transaction on the balance sheet and income statement. The following narrative description is furnished in lieu of the proforma statements:

             Assuming the Partnership had acquired the property on January 1, 1998, the Partnership's Investments in Real Estate would have increased by $1,620,000 and its Current Assets
             (cash)  would  have decreased by  approximately
             $1,620,000.

             The Total Income for the Partnership would have increased from $549,406 to $701,406 for the year ended December 31, 1998 and from $219,887 to $295,887 for six months ended June 30, 1999 if the Partnership had owned the property during the periods.

             Depreciation  Expense would have  increased  by
             $36,585   and  $18,293  for  the   year   ended
             December  31,  1998 and the  six  months  ended
             June 30, 1999, respectively.

             The net effect of these proforma adjustments would have caused Net Income to increase from $1,142,451 to $1,257,866 and from $131,319 to
             $189,026, which would have resulted in Net Income of $175.89 and $26.43 per Limited Partnership Unit outstanding for the year ended December 31, 1998 and the six months ended June 30, 1999, respectively.

         (c) Exhibits

              Exhibit 10.1 - Sale and  Purchase
                             Agreement  and Escrow  Instructions
                             dated  June  2,  1999  between  AEI
                             Fund  Management,  Inc.  and  Marie
                             Callender Pie Shops, Inc.  relating
                             to   the   property  at  305   N.E.
                             Burnside  Street,  Gresham,  Oregon
                             (incorporated   by   reference   to
                             Exhibit  10.1 of Form 10-QSB  filed
                             with  the  Commission on  July  30,
                             1999).

         (c) Exhibits (Continued)

              Exhibit 10.2 - First Amendment  to
                             Sale  and  Purchase  Agreement  and
                             Escrow  Instructions dated July  8,
                             1999  between AEI Fund  Management,
                             Inc.   and   Marie  Callender   Pie
                             Shops,   Inc.   relating   to   the
                             property   at  305  N.E.   Burnside
                             Street,       Gresham,       Oregon
                             (incorporated   by   reference   to
                             Exhibit  10.2 of Form 10-QSB  filed
                             with  the  Commission on  July  30,
                             1999).

              Exhibit 10.3 - Assignment   of
                             Purchase  and  Sale  Agreement  and
                             Escrow Instructions dated July  23,
                             1999  between the Partnership,  AEI
                             Income  & Growth Fund XXII  Limited
                             Partnership    and     AEI     Fund
                             Management,    Inc.    and    Marie
                             Callender Pie Shops, Inc.  relating
                             to   the   property  at  305   N.E.
                             Burnside  Street,  Gresham,  Oregon
                             (incorporated   by   reference   to
                             Exhibit  10.3 of Form 10-QSB  filed
                             with  the  Commission on  July  30,
                             1999).

              Exhibit 10.4 - Net Lease Agreement
                             dated  September 28,  1999  between
                             the     Partnership    and    Marie
                             Callender Pie Shops, Inc.  relating
                             to   the   property  at  305   N.E.
                             Burnside Street, Gresham, Oregon.


                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          AEI REAL ESTATE FUND XV
                          LIMITED PARTNERSHIP

                          By: AEI Fund Management 86-A, Inc.
                          Its:  Managing General Partner


Date: October 1, 1999     /s/ Mark E Larson
                          By: Mark E. Larson
                          Its Chief Financial Officer